EXHIBIT 99.1

The following Computational Material was delivered by Chase Securities Inc. ("CSI") and Prudential Securities Incorporated. The only difference is that the legend appearing on the cover page of the CSI Computational Material read as follows:

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


and the legend appearing at the bottom of each page read as follows:

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INCORPORATED SALES REPRESENTATIVE IMMEDIATELY.

                     Preliminary Marketing Memorandum for

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1998-2

                                 [$575,000,000]

     -----------------------------------------------------------------------
          [$ 65,000,000] Class IA-1 Group I Certificates - [ %]
          [$ 19,000,000] Class IA-2 Group I Certificates - [ %]
          [$ 36,000,000] Class IA-3 Group I Certificates - [ %]
          [$ 18,000,000] Class IA-4 Group I Certificates - [ %]
          [$ 18,925,000] Class IA-5 Group I Certificates - [ %]
          [$ 17,400,000] Class IA-6 Group I Certificates - [ %]
          [$ 8,075,000] Class IM-1 Group I Certificates - [ %]
          [$ 4,750,000] Class IM-2 Group I Certificates - [ %]
          [$ 2,850,000] Class IB Group I Certificates - [ %]
          [$288,750,000] Class IIA-1 Group II Certificates - 1M LIBOR + [ ] bps [$ 96,250,000] Class IIA-2 Group II Certificates - [ %]
        -----------------------------------------------------------------------







The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by Chase Funding, Inc. ("Chase Funding"). PSI makes no representations as to the accuracy of such information provided to it by Chase Funding. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. This information is furnished to you solely by PSI and not by Chase Funding or any of its affiliates. PSI is not acting as Chase Funding's agent.

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1998-2

Title of Securities:    Chase Funding Mortgage Loan
                        Asset-Backed Certificates, Series 1998-2, Class
                        IA-1, Class IA-2, Class IA-3, Class IA-4, Class
                        IA-5, Class IA-6, Class IM-1, Class IM-2 and
                        Class IB Group I Certificates, and Class IIA-1 and Class IIA-2 Group II Certificates

Seller:                 Chase Manhattan Mortagage Corporation

Master Servicer:        Chase Manhattan Mortagage Corporation

Sub Servicer:           Advanta Mortgage Corp. USA

Trustee:                Citibank, N.A.

Credit Enhancement:     Group I (Fixed-Rate)          Group II (ARMs)
                        --------------------          ---------------
                        1) Excess interest            1) Excess interest
                        2) Over-Collateralization     2) Over-Collateralization
                        3) Cross-Collateralization    3) Cross-Collateralization
                        4) Subordination              4) FSA Surety Wrap

Excess Interest:        Excess interest cashflows from each group will be
                        available as credit enhancement for the related group.

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related mortgage group, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on each mortgage group to the payment of principal on the related senior Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the related mortgage group, an overcollateralization amount equal to the excess of the aggregate principal balance of the related mortgage group over the principal balance of the related Certificates is created. Excess cashflow will be directed to build each O/C amount until the respective mortgage group reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                         ***All levels are preliminary and subject to change***

                       GROUP I CERTIFICATES
                       Initial:  [0.00%]            Target: [1.10%] of original
                       Stepdown: [2.20%] of current Floor:  [0.50%] of original

                       Group II CERTIFICATES
                       Initial:  [0.00%]            Target: [3.50%] of original
                       Stepdown: [7.00%] of current Floor:  [0.50%] of original

Cross-                  Excess spread from each of the two mortgage groups, if
Collateralization:      not needed to credit enhance its own group will
                        be available to credit enhance the other group.

                       ***All levels are preliminary and subject to change***

Group I Subordination:                 (S&P/FITCH)       GROUP I (Fixed)
                                                          -------
                        Class A         (AAA/AAA)          [8.25%]
                        Class M-1         (AA/AA)          [4.00%]
                        Class M-2           (A/A)          [1.50%]
                        Class B         (BBB/BBB)            ---

Group I Class Sizes:                  (S&P/FITCH)         GROUP I
                                                          -------
                        Class A         (AAA/AAA)         [91.75%]
                        Class M-1         (AA/AA)          [4.25%]
                        Class M-2           (A/A)          [2.50%]
                        Class B         (BBB/BBB)          [1.50%]

Certificate Insurer     Financial Security Assurance, Inc. ("FSA").
for Group II:           FSA's claims paying ability is rated
                        AAA/Aaa by Standard & Poor's and Moody's.

Certificate Insurance   Timely interest and ultimate principal payments on the
for Group II:           Group II Certificates will be 100% guaranteed by FSA.
                        The insurance policy does not guaranty payment of any Group II Certificate Carryforward amount.


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.


       Chase Funding Mortage Loan Asset-Backed Certificates, Series 1998-2

                 ---------------------------------------------------------------------------------------
                              Group I Certificates

                   Class       Class     Class     Class     Class     Class       Class     Class     Class
                   IA-1        IA-2      IA-3      IA-4      IA-5      IA-6        IM-1      IM-2      IB
                 -----------------------------------------------------------------------------------------
S&P Ratings:       AAA         AAA       AAA       AAA       AAA       AAA         AA        A         BBB
Fitch Ratings:     AAA         AAA       AAA       AAA       AAA       AAA         AA        A         BBB
                 -----------------------------------------------------------------------------------------
Approximate
Size ($MM):        65.000    19.000    36.000    18.000    18.925    17.400      8.075     4.750     2.850

Coupon:

Benchmark:

Spread:

Yield(%):

Price (Approx):

Avg Life Call(yrs):   0.9     2.0       3.1       5.1       8.1       6.5         5.7      5.7      5.4

Avg Life Mat.(yrs):   0.9     2.0       3.1       5.1       10.3      6.6         6.1      5.9      5.4

1st Prin Pymt:        01/99   08/00     04/01     02/03     03/05     01/02       01/02    01/02    01/02

Exp Mat to Call:      08/00   04/01     02/03     03/05     06/07     06/07       06/07    06/07    06/07

Exp Mat to Mat:       08/00   04/01     02/03     03/05     11/15     09/13       11/11    11/09    07/07

Stated Mat:

--------------------------------------------------------------------------------------------

Collateral:             Fixed-Rate, First Lien Sub-prime Mortgage Loans

Total Group Size:       [$190,000,000]

Prepayment
Assumption:             23% HEP to call (2.3% - 23% CPR Ramp over 10 months)

Fixed Rate Available
Funds Cap:              All Group I coupons are subject to the Group I
                        Available Funds Cap. The Group I Available Funds Cap is a rate equal to the weighted average gross coupon rate less servicing and trustee/master servicing fees
                        (approx. 51 bps).

Payment Date:           The 25th day of each month or, if such day is not
                        a business day, the next succeeding business day, beginning on January 25, 1999.

Interest Accrual:       Interest will accrue from the 1st day of the
                        preceeding month until the 30th day of the preceeding month for the Group I Certificates.

Payment Delay:          24 days

Int. Pmt. Basis:        30/360

Coupon Step Up:         If the 10% Clean-Up Call is not exercised on
                        the Group I Certificates, the coupon on the Class IA-5
                        Certificates shall increase by [50 bps].

                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1998-2

                 ----------------------------------------------
                              Group II Certificates

                                Class        Class
                                IIA-1        IIA-2
                              ------------------------
S&P Ratings:                     AAA          AAA
Moody's Ratings:                 Aaa          Aaa
                              ------------------------
Approximate
Size ($MM):                    288.750       96.250

Benchmark:                     1M LIBOR      TBD

Coupon:

Spread:

Yield:

Price (Approx):

Avg Life Call(yrs):               2.9           2.0

Avg Life Mat.(yrs):               3.3           2.0

1st Prin Pymt:                    01/99         04/00

Exp. Mat to Call:                 02/06         03/02

Exp. Mat to Mat:                  02/15         03/02

Stated Mat:
----------------------------------------------------------------------------
Collateral:             Adjustable-Rate, Sub-prime First Lien Mortgage Loans

Total Group Size:       [$385,000,000]

Prepayment Assumption:  27% CPR to call

Adjustable Rate
Available Funds Cap:    All Group II coupons are subject to the Group
                        II Available Funds Cap. The Group II Available Funds Cap is a rate equal to the weighted average gross coupon less servicing fees (50 bps), trustee/master servicing fees (1 bp), surety fees (16.5 bps) and a [50 bp] FSA cushion.

Payment Date:           The 25th day of each month or, if such day is not
                        a business day, the next succeeding business day, beginning on January 25, 1999.

Interest Accrual: For Class IIA-1, interest will accrue for the first accrual period from settlement, and thereafter, from the 25th day of the preceeding month, until the 24th day of the current month (from Payment Date to Payment Date).

                        For Class IIA-2, interest will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month.

Payment Delay:          For Class IIA-1, 0 days.
                        For Class IIA-2, 24 days.

Int. Pmt. Basis:        For Class IIA-1, actual/360.
                        For Class IIA-2, 30/360.

Shortfall
Reimbursement:          If on any Payment Date the Pass-Through Rate is limited
                        by the Available Funds Cap, the amount of such interest that would have been distributed if the Pass-Through
                        Rate had not been so limited over the amount of interest at the Available Funds Cap and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid. No such Group II Certificate Carryforward will be paid once the Group II Certificate principal balance has been reduced to zero.

Coupon Step Up:         If the 10% Clean-Up Call is not exercised, the
                        coupon on the Class IIA-1 Certificates shall increase by [2x] the IIA-1 margin.


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1998-2

Cashflow Priority:       GROUP I CERTIFICATES
                         1) Repayment of any unrecoverable, unreimbursed
                            Servicer advances.
                         2) Servicing Fees and Trustee/Master Servicing Fees.
                         3) Group I Interest Funds, as follows: monthly
                            interest, including any interest
                            carryforward to the Group I Senior Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates.
                         4) Group I Principal Funds, as follows: monthly
                            principal sequentially to the Group I Senior
                            Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
                         5) Excess cashflow to Group I Senior Certificates in
                            the order as described under "PRINCIPAL PAYDOWN" to build over-collateralization ("O/C").
                         6) Excess cashflow to repay subordinate principal
                            shortfalls.
                         7) Excess cashflow to pay amounts under items 1 through
                            6 under "Group II Certificates" below.
                         8) Any excess cashflow reverts to Chase.

                         GROUP II CERTIFICATES
                         1) Repayment of any unrecoverable, unreimbursed
                            Servicer advances.
                         2) Servicing Fees, Trustee/Master Servicing Fees and
                            FSA Surety Fees.
                         3) Monthly interest to the Group II Certificates,
                            without priority.
                         4) Principal to the Group II Certificates as described
                            under "PRINCIPAL PAYDOWN".
                         5) Reimbursements to FSA for draws under the surety
                            guaranty and other amounts owed under the insurance agreement.
                         6) Paydown of Group II Certificates as described under
                            "PRINCIPAL PAYDOWN" to build and maintain the over-collateralization ("O/C") requirement.
                         7) Excess cashflow, prorata to the Group II
                            Certificates, to pay any Adjustable Rate Certificate Carryover.
                         8) Excess cashflow to pay amounts under items 1 through
                            6 under "Group I Certificates" above.
                         9) Any excess cashflow reverts to Chase.

Clean-up Calls:         The Master Servicer has the option to exercise a
                        call when the aggregate Stated Principal Balance for either loan group is less than or equal to 10% of the aggregate Stated Principal Balance of the related group as of the Cut-Off Date (i.e. separate calls for each group). The call will be exercised at a price equal to the sum of (i) par plus accrued interest, net of the Servicing Fee, (ii) the appraised value of any REO
                        Property, and (iii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations.

Pricing Date:           [December   , 1998]

Settlement Date:        [December 18, 1998]

ERISA
Considerations:         The Class A Certificates will be ERISA eligible as of
                        Closing. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEA: The Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

Taxation:               REMIC.


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                           Chase Funding, Inc. 1998-2

                            GROUP I PRINCIPAL PAYDOWN
                            -------------------------

        CLASS IA-6 LOCKOUT DISTRIBUTION AMOUNT: The applicable Class IA-6
                 Lockout Percentage multiplied by the Class IA-6
                         pro-rata distribution amount.

                          CLASS IA-6 LOCKOUT PERCENTAGE
                         -------------------------------
                       January 1999 -- December 2001: 0%
                       January 2002 -- December 2003: 45%
                       January 2004 -- December 2004: 80%
                       January 2005 -- December 2005: 100%
                       January 2006 and thereafter: 300%

        IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

                        1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount
                        2) All remaining scheduled and unscheduled principal will be paid sequentially to the Group I Senior Certificates.

                        IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS
                        MET:

                        All Classes will be entitled to receive payments of principal on a pro rata basis as described below. These pro rata shares will be paid in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as is the case prior to the Test being met), second to the Class IM-1 Certificates, third to the Class IM-2 Certificates, and fourth to the Class IB Certificates.

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET
                        IF:

                        i) The Remittance Date is on or after the January 2002 Remittance Date.

                        ii) The Group I Senior Enhancement Percentage is greater than or equal to the Group I Senior Specified Enhancement Percentage.

                        iii) A Trigger Event has not occured (the current Group I Senior Enhancement Percentage is greater than or equal to a multiple (2.5x) of the 60+ Day delinquency percentage.

SUBORDINATE
CLASS PRINCIPAL
DISTRIBUTION DATE:      The later of (i) the January 2002 Payment Date and (ii)
                        the first Payment Date on which the Group I Senior
                        Enhancement Percentage (i.e., the sum of the Subordinate
                        Certificates + the O/C amount for the Group I Mortgage
                        Loans divided by the aggregate Loan Balance of the Mortgage Loans in Group I) is greater than or equal to the Group I Senior Specified Enhancement Percentage, which is equal to two times the initial AAA subordination (including O/C).

                        Group I Senior
                        Specified Enhancement
                        Percentage:
                        --------------------
                            18.70%
                              or
                        (8.25% + 1.10%)*2

TRIGGER EVENT:          If the percentage obtained by dividing (x) the principal
                        amount of 60+ Day Delinquent Loans (including foreclosures and REOs) in Group I by (y) the aggregate outstanding Loan Balance of the Mortgage Loans in Group
                        I as of the last day of the immediately preceding
                        Remittance Period equals or exceeds [0.40] multiplied by the Group I Senior Enhancement Percentage.

Principal Distribution
to Subordinates:        If the Subordinated Class Principal Distribution Test is
                        met, principal will be distributed in amounts that will keep the subordination for each class at its required level.

                               REQUIRED SUBORDINATION LEVELS
                               -----------------------------
                               Group I
                                -------
                                Class A -   [18.70]%
                                Class M-1 - [10.20]%
                                Class M-2 - [ 5.20]%
                                Class B -   [ 2.20]%


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                           Chase Funding, Inc. 1998-2

                           GROUP II PRINCIPAL PAYDOWN
                           --------------------------

       CLASS IIA-2 LOCKOUT DISTRIBUTION AMOUNT: The applicable Class IIA-2
            Lockout Percentage multiplied by the Class IIA-2 pro-rata
                              distribution amount.

              CLASS IIA-2 LOCKOUT PERCENTAGE
              -------------------------------
              January 1999 -- March 2000:     0%
              April 2000 -- December 2001:  500%
              January 2002 and thereafter:  100% of Group II principal cashflows


       GROUP II PRINCIPAL DISTRIBUTION:

                           1) To the Class IIA-2 Certificateholders -- the Class
                              IIA-2 Lockout Distribution Amount
                           2) All remaining scheduled and unscheduled principal
                              will be paid to the Class IIA-1.


Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.





                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                           Chase Funding, Inc. 1998-2

                          GROUP II AVAILABLE FUNDS CAP

       The Group II Certificates are subject to an available funds cap = to the Group II Net Pass-Thru Rate

AVAILABLE FUNDS SCHEDULE

   DATE      COUPON
 -------    -------

  1/1/99     8.360
  2/1/99     8.360
  3/1/99     8.360
  4/1/99     8.360
  5/1/99     8.360
  6/1/99     8.360
  7/1/99     8.360
  8/1/99     8.504
  9/1/99     8.504
 10/1/99     8.504
 11/1/99     8.504
 12/1/99     8.504
  1/1/00     8.504
  2/1/00     8.504
  3/1/00     8.504
  4/1/00     8.504
  5/1/00     8.504
  6/1/00     8.504
  7/1/00     8.504
  8/1/00     8.504
  9/1/00     8.504
 10/1/00     9.471
 11/1/00     9.471
 12/1/00     9.471
  1/1/01     9.471
  2/1/01     9.471
  3/1/01     9.471
  4/1/01     9.471
  5/1/01     9.471
  6/1/01     9.472
  7/1/01     9.472
  8/1/01     9.472
  9/1/01     9.472
 10/1/01     9.718
 11/1/01     9.718
 12/1/01     9.718
  1/1/02     9.718
  2/1/02     9.718
  3/1/02     9.718
  4/1/02     9.718
  5/1/02     9.718
  6/1/02     9.718
  7/1/02     9.718
  8/1/02     9.718
  9/1/02     9.718
 10/1/02     9.718
 11/1/02     9.718
 12/1/02     9.718
  1/1/03     9.718
  2/1/03     9.718
  3/1/03     9.718
  4/1/03     9.718
  5/1/03     9.718
  6/1/03     9.718
  7/1/03     9.718
  8/1/03     9.718
  9/1/03     9.718
 10/1/03     9.758
 11/1/03     9.758
 12/1/03     9.758
  1/1/04     9.758

                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                             BOND IA-1 AAA SEQ CLASS

                             ***** TO 10% CALL *****

                                 BE YIELD TABLE

                                           PREPAYMENT SPEED
                  100PPC       75PPC       90PPC      125PPC      150PPC      175PPC
     PRICE
     99-24         6.125       6.164       6.141       6.089       6.056       6.024
     99-24+        6.107       6.150       6.124       6.067       6.031       5.996
     99-25         6.089       6.135       6.107       6.046       6.006       5.968
     99-25+        6.070       6.120       6.090       6.024       5.981       5.940
     99-26         6.052       6.105       6.073       6.002       5.956       5.912
     99-26+        6.034       6.091       6.056       5.980       5.931       5.884
     99-27         6.015       6.076       6.039       5.959       5.906       5.856
     99-27+        5.997       6.061       6.022       5.937       5.881       5.829

     99-28         5.978       6.047       6.005       5.915       5.856       5.801
     99-28+        5.960       6.032       5.988       5.893       5.831       5.773
     99-29         5.942       6.017       5.971       5.872       5.806       5.745
     99-29+        5.923       6.002       5.954       5.850       5.781       5.717
     99-30         5.905       5.988       5.937       5.828       5.757       5.689
     99-30+        5.887       5.973       5.920       5.806       5.732       5.661
     99-31         5.868       5.958       5.904       5.785       5.707       5.633
     99-31+        5.850       5.944       5.887       5.763       5.682       5.606

    100-00         5.832       5.929       5.870       5.741       5.657       5.578
    100-00+        5.813       5.914       5.853       5.720       5.632       5.550
    100-01         5.795       5.900       5.836       5.698       5.607       5.522
    100-01+        5.777       5.885       5.819       5.676       5.583       5.494
    100-02         5.759       5.870       5.802       5.655       5.558       5.467
    100-02+        5.740       5.856       5.785       5.633       5.533       5.439
    100-03         5.722       5.841       5.769       5.611       5.508       5.411
    100-03+        5.704       5.826       5.752       5.590       5.483       5.383

    100-04         5.685       5.812       5.735       5.568       5.459       5.356
    100-04+        5.667       5.797       5.718       5.546       5.434       5.328
    100-05         5.649       5.783       5.701       5.525       5.409       5.300
    100-05+        5.631       5.768       5.684       5.503       5.384       5.272
    100-06         5.612       5.753       5.667       5.481       5.360       5.245
    100-06+        5.594       5.739       5.651       5.460       5.335       5.217
    100-07         5.576       5.724       5.634       5.438       5.310       5.189
    100-07+        5.558       5.709       5.617       5.417       5.285       5.162

First Payment      0.103       0.103       0.103       0.103       0.103       0.103
Average Life       0.902       1.138       0.982       0.757       0.658       0.586
Last Payment       1.686       2.269       1.936       1.436       1.186       1.019




                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                             BOND IA-2 AAA SEQ CLASS

                            ***** TO 10% CALL ***** `

                                 BE YIELD TABLE

                                           PREPAYMENT SPEED
                  100PPC       75PPC       90PPC      125PPC      150PPC      175PPC
     PRICE

     99-24         5.859       5.876       5.866       5.842       5.825       5.809
     99-24+        5.851       5.869       5.858       5.832       5.813       5.794
     99-25         5.842       5.863       5.850       5.822       5.801       5.780
     99-25+        5.834       5.856       5.843       5.811       5.789       5.766
     99-26         5.825       5.850       5.835       5.801       5.776       5.752
     99-26+        5.817       5.843       5.827       5.791       5.764       5.738
     99-27         5.808       5.836       5.820       5.780       5.752       5.724
     99-27+        5.800       5.830       5.812       5.770       5.740       5.710

     99-28         5.791       5.823       5.804       5.760       5.728       5.696
     99-28+        5.783       5.817       5.796       5.749       5.715       5.682
     99-29         5.775       5.810       5.789       5.739       5.703       5.668
     99-29+        5.766       5.804       5.781       5.729       5.691       5.654
     99-30         5.758       5.797       5.773       5.718       5.679       5.640
     99-30+        5.749       5.790       5.766       5.708       5.667       5.626
     99-31         5.741       5.784       5.758       5.698       5.654       5.612
     99-31+        5.732       5.777       5.750       5.688       5.642       5.598

    100-00         5.724       5.771       5.743       5.677       5.630       5.584
    100-00+        5.715       5.764       5.735       5.667       5.618       5.570
    100-01         5.707       5.758       5.727       5.657       5.606       5.556
    100-01+        5.699       5.751       5.720       5.646       5.594       5.542
    100-02         5.690       5.745       5.712       5.636       5.581       5.528
    100-02+        5.682       5.738       5.704       5.626       5.569       5.514
    100-03         5.673       5.731       5.697       5.616       5.557       5.500
    100-03+        5.665       5.725       5.689       5.605       5.545       5.486

    100-04         5.657       5.718       5.681       5.595       5.533       5.472
    100-04+        5.648       5.712       5.674       5.585       5.521       5.458
    100-05         5.640       5.705       5.666       5.575       5.509       5.444
    100-05+        5.631       5.699       5.658       5.564       5.496       5.430
    100-06         5.623       5.692       5.651       5.554       5.484       5.416
    100-06+        5.615       5.686       5.643       5.544       5.472       5.402
    100-07         5.606       5.679       5.635       5.534       5.460       5.388
    100-07+        5.598       5.672       5.628       5.523       5.448       5.374

First Payment      1.686       2.269       1.936       1.436       1.186       1.019
Average Life       2.009       2.628       2.218       1.628       1.365       1.180
Last Payment       2.353       3.019       2.519       1.853       1.519       1.353





                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                             BOND IA-3 AAA SEQ CLASS

                            ***** TO 10% CALL ***** `

                                 BE YIELD TABLE

                                           PREPAYMENT SPEED
                  100PPC       75PPC       90PPC      125PPC      150PPC      175PPC
     PRICE

     99-24         5.918       5.930       5.923       5.904       5.892       5.879
     99-24+        5.912       5.926       5.918       5.897       5.883       5.869
     99-25         5.907       5.922       5.913       5.890       5.875       5.859
     99-25+        5.901       5.918       5.908       5.883       5.866       5.849
     99-26         5.895       5.913       5.903       5.876       5.858       5.839
     99-26+        5.890       5.909       5.898       5.869       5.849       5.829
     99-27         5.884       5.905       5.892       5.861       5.841       5.819
     99-27+        5.878       5.900       5.887       5.854       5.832       5.810

     99-28         5.873       5.896       5.882       5.847       5.824       5.800
     99-28+        5.867       5.892       5.877       5.840       5.815       5.790
     99-29         5.861       5.887       5.872       5.833       5.807       5.780
     99-29+        5.856       5.883       5.867       5.826       5.798       5.770
     99-30         5.850       5.879       5.862       5.818       5.790       5.760
     99-30+        5.844       5.874       5.857       5.811       5.781       5.750
     99-31         5.839       5.870       5.852       5.804       5.773       5.740
     99-31+        5.833       5.866       5.846       5.797       5.764       5.730

    100-00         5.827       5.862       5.841       5.790       5.756       5.720
    100-00+        5.822       5.857       5.836       5.783       5.747       5.710
    100-01         5.816       5.853       5.831       5.776       5.739       5.701
    100-01+        5.810       5.849       5.826       5.768       5.730       5.691
    100-02         5.805       5.844       5.821       5.761       5.722       5.681
    100-02+        5.799       5.840       5.816       5.754       5.713       5.671
    100-03         5.794       5.836       5.811       5.747       5.705       5.661
    100-03+        5.788       5.831       5.806       5.740       5.696       5.651

    100-04         5.782       5.827       5.801       5.733       5.688       5.641
    100-04+        5.777       5.823       5.795       5.726       5.679       5.631
    100-05         5.771       5.819       5.790       5.718       5.671       5.621
    100-05+        5.765       5.814       5.785       5.711       5.662       5.612
    100-06         5.760       5.810       5.780       5.704       5.654       5.602
    100-06+        5.754       5.806       5.775       5.697       5.645       5.592
    100-07         5.748       5.801       5.770       5.690       5.637       5.582
    100-07+        5.743       5.797       5.765       5.683       5.628       5.572

First Payment      2.353       3.019       2.519       1.853       1.519       1.353
Average Life       3.098       4.208       3.471       2.399       1.992       1.696
Last Payment       4.186       5.853       4.686       3.019       2.519       2.103






                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                             BOND IA-4 AAA SEQ CLASS

                            ***** TO 10% CALL ***** `

                                 BE YIELD TABLE

                                           PREPAYMENT SPEED
                  100PPC       75PPC       90PPC      125PPC      150PPC      175PPC
     PRICE

     99-24         6.107       6.117       6.111       6.097       6.083       6.071
     99-24+        6.103       6.114       6.107       6.092       6.076       6.064
     99-25         6.100       6.112       6.104       6.088       6.070       6.057
     99-25+        6.096       6.109       6.101       6.083       6.064       6.049
     99-26         6.092       6.106       6.098       6.078       6.058       6.042
     99-26+        6.089       6.104       6.094       6.074       6.052       6.035
     99-27         6.085       6.101       6.091       6.069       6.046       6.028
     99-27+        6.081       6.098       6.088       6.064       6.040       6.020

     99-28         6.078       6.096       6.085       6.060       6.034       6.013
     99-28+        6.074       6.093       6.081       6.055       6.027       6.006
     99-29         6.070       6.090       6.078       6.050       6.021       5.999
     99-29+        6.067       6.088       6.075       6.046       6.015       5.991
     99-30         6.063       6.085       6.071       6.041       6.009       5.984
     99-30+        6.059       6.082       6.068       6.036       6.003       5.977
     99-31         6.056       6.080       6.065       6.031       5.997       5.969
     99-31+        6.052       6.077       6.062       6.027       5.991       5.962

    100-00         6.048       6.075       6.058       6.022       5.985       5.955
    100-00+        6.045       6.072       6.055       6.017       5.979       5.948
    100-01         6.041       6.069       6.052       6.013       5.972       5.940
    100-01+        6.037       6.067       6.049       6.008       5.966       5.933
    100-02         6.034       6.064       6.045       6.003       5.960       5.926
    100-02+        6.030       6.061       6.042       5.999       5.954       5.919
    100-03         6.026       6.059       6.039       5.994       5.948       5.911
    100-03+        6.023       6.056       6.035       5.989       5.942       5.904

    100-04         6.019       6.053       6.032       5.985       5.936       5.897
    100-04+        6.015       6.051       6.029       5.980       5.930       5.890
    100-05         6.012       6.048       6.026       5.976       5.924       5.882
    100-05+        6.008       6.045       6.022       5.971       5.917       5.875
    100-06         6.004       6.043       6.019       5.966       5.911       5.868
    100-06+        6.001       6.040       6.016       5.962       5.905       5.861
    100-07         5.997       6.038       6.013       5.957       5.899       5.853
    100-07+        5.994       6.035       6.009       5.952       5.893       5.846

First Payment      4.186       5.853       4.686       3.019       2.519       2.103
Average Life       5.084       7.559       5.805       3.842       2.847       2.363
Last Payment       6.269       9.936       7.686       4.603       3.603       2.686






                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                             BOND IA-5 AAA SEQ CLASS

                            ***** TO 10% CALL ***** `

                                 BE YIELD TABLE

                                           PREPAYMENT SPEED
                  100PPC       75PPC       90PPC      125PPC      150PPC      175PPC
     PRICE

     99-24         6.838       6.845       6.841       6.829       6.819       6.803
     99-24+        6.835       6.843       6.839       6.826       6.815       6.798
     99-25         6.833       6.841       6.836       6.823       6.811       6.793
     99-25+        6.830       6.839       6.834       6.819       6.807       6.788
     99-26         6.828       6.836       6.832       6.816       6.803       6.782
     99-26+        6.825       6.834       6.829       6.813       6.799       6.777
     99-27         6.823       6.832       6.827       6.810       6.795       6.772
     99-27+        6.820       6.830       6.825       6.806       6.791       6.767

     99-28         6.817       6.828       6.822       6.803       6.787       6.761
     99-28+        6.815       6.826       6.820       6.800       6.783       6.756
     99-29         6.812       6.824       6.818       6.797       6.779       6.751
     99-29+        6.810       6.822       6.815       6.793       6.775       6.746
     99-30         6.807       6.820       6.813       6.790       6.771       6.740
     99-30+        6.804       6.818       6.811       6.787       6.767       6.735
     99-31         6.802       6.816       6.808       6.783       6.763       6.730
     99-31+        6.799       6.814       6.806       6.780       6.759       6.725

    100-00         6.797       6.812       6.804       6.777       6.755       6.719
    100-00+        6.794       6.810       6.801       6.774       6.751       6.714
    100-01         6.792       6.808       6.799       6.770       6.747       6.709
    100-01+        6.789       6.806       6.797       6.767       6.743       6.704
    100-02         6.786       6.804       6.794       6.764       6.739       6.698
    100-02+        6.784       6.801       6.792       6.761       6.734       6.693
    100-03         6.781       6.799       6.790       6.757       6.730       6.688
    100-03+        6.779       6.797       6.787       6.754       6.726       6.683

    100-04         6.776       6.795       6.785       6.751       6.722       6.677
    100-04+        6.774       6.793       6.783       6.748       6.718       6.672
    100-05         6.771       6.791       6.780       6.744       6.714       6.667
    100-05+        6.768       6.789       6.778       6.741       6.710       6.662
    100-06         6.766       6.787       6.776       6.738       6.706       6.656
    100-06+        6.763       6.785       6.773       6.735       6.702       6.651
    100-07         6.761       6.783       6.771       6.731       6.698       6.646
    100-07+        6.758       6.781       6.769       6.728       6.694       6.641

First Payment      6.269       9.936       7.686       4.603       3.603       2.686
Average Life       8.090      11.050       9.224       5.997       4.645       3.436
Last Payment       8.519      11.186       9.436       6.769       5.519       4.603




                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                               BOND IA-6 NAS CLASS

                            ***** TO 10% CALL ***** `

                                 BE YIELD TABLE

                                           PREPAYMENT SPEED
                  100PPC       75PPC       90PPC      125PPC      150PPC      175PPC
     PRICE

     99-24         6.203       6.205       6.204       6.201       6.197       6.193
     99-24+        6.200       6.203       6.201       6.198       6.193       6.189
     99-25         6.197       6.200       6.198       6.194       6.190       6.185
     99-25+        6.194       6.197       6.195       6.191       6.186       6.180
     99-26         6.191       6.194       6.192       6.188       6.183       6.176
     99-26+        6.188       6.191       6.189       6.184       6.179       6.172
     99-27         6.185       6.188       6.187       6.181       6.175       6.168
     99-27+        6.182       6.185       6.184       6.178       6.172       6.164

     99-28         6.179       6.183       6.181       6.175       6.168       6.160
     99-28+        6.176       6.180       6.178       6.171       6.164       6.156
     99-29         6.173       6.177       6.175       6.168       6.161       6.152
     99-29+        6.170       6.174       6.172       6.165       6.157       6.148
     99-30         6.167       6.171       6.169       6.161       6.153       6.144
     99-30+        6.164       6.168       6.166       6.158       6.150       6.140
     99-31         6.161       6.166       6.163       6.155       6.146       6.136
     99-31+        6.158       6.163       6.160       6.152       6.143       6.132

    100-00         6.155       6.160       6.157       6.148       6.139       6.128
    100-00+        6.152       6.157       6.154       6.145       6.135       6.124
    100-01         6.149       6.154       6.151       6.142       6.132       6.119
    100-01+        6.146       6.151       6.148       6.139       6.128       6.115
    100-02         6.143       6.149       6.145       6.135       6.124       6.111
    100-02+        6.140       6.146       6.142       6.132       6.121       6.107
    100-03         6.137       6.143       6.139       6.129       6.117       6.103
    100-03+        6.134       6.140       6.136       6.125       6.114       6.099

    100-04         6.131       6.137       6.134       6.122       6.110       6.095
    100-04+        6.128       6.135       6.131       6.119       6.106       6.091
    100-05         6.125       6.132       6.128       6.116       6.103       6.087
    100-05+        6.122       6.129       6.125       6.112       6.099       6.083
    100-06         6.119       6.126       6.122       6.109       6.095       6.079
    100-06+        6.116       6.123       6.119       6.106       6.092       6.075
    100-07         6.113       6.120       6.116       6.103       6.088       6.071
    100-07+        6.110       6.118       6.113       6.099       6.085       6.067

First Payment      3.103       3.103       3.103       3.269       3.436       3.686
Average Life       6.492       7.056       6.705       5.847       5.143       4.505
Last Payment       8.519      11.186       9.436       6.769       5.519       4.603




                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                            BOND IM-1 AA 4.25% CLASS

                            ***** TO 10% CALL ***** `

                                 BE YIELD TABLE

                                           PREPAYMENT SPEED
                  100PPC       75PPC       90PPC      125PPC      150PPC      175PPC
     PRICE

     99-24         6.832       6.841       6.836       6.825       6.819       6.815
     99-24+        6.829       6.838       6.833       6.821       6.814       6.811
     99-25         6.826       6.836       6.830       6.817       6.810       6.806
     99-25+        6.822       6.833       6.826       6.813       6.805       6.801
     99-26         6.819       6.830       6.823       6.808       6.801       6.796
     99-26+        6.815       6.827       6.820       6.804       6.796       6.791
     99-27         6.812       6.824       6.817       6.800       6.792       6.787
     99-27+        6.808       6.822       6.813       6.796       6.787       6.782

     99-28         6.805       6.819       6.810       6.792       6.783       6.777
     99-28+        6.801       6.816       6.807       6.788       6.778       6.772
     99-29         6.798       6.813       6.804       6.784       6.774       6.767
     99-29+        6.794       6.810       6.801       6.780       6.769       6.763
     99-30         6.791       6.807       6.797       6.776       6.765       6.758
     99-30+        6.787       6.805       6.794       6.772       6.760       6.753
     99-31         6.784       6.802       6.791       6.768       6.755       6.748
     99-31+        6.780       6.799       6.788       6.764       6.751       6.743

    100-00         6.777       6.796       6.785       6.760       6.746       6.739
    100-00+        6.773       6.793       6.781       6.755       6.742       6.734
    100-01         6.770       6.791       6.778       6.751       6.737       6.729
    100-01+        6.766       6.788       6.775       6.747       6.733       6.724
    100-02         6.763       6.785       6.772       6.743       6.728       6.719
    100-02+        6.759       6.782       6.769       6.739       6.724       6.715
    100-03         6.756       6.779       6.765       6.735       6.719       6.710
    100-03+        6.753       6.777       6.762       6.731       6.715       6.705

    100-04         6.749       6.774       6.759       6.727       6.710       6.700
    100-04+        6.746       6.771       6.756       6.723       6.706       6.695
    100-05         6.742       6.768       6.753       6.719       6.701       6.691
    100-05+        6.739       6.765       6.749       6.715       6.697       6.686
    100-06         6.735       6.763       6.746       6.711       6.692       6.681
    100-06+        6.732       6.760       6.743       6.707       6.688       6.676
    100-07         6.728       6.757       6.740       6.703       6.683       6.671
    100-07+        6.725       6.754       6.737       6.699       6.679       6.667

First Payment      3.103       3.686       3.103       3.186       3.269       3.353
Average Life       5.660       7.453       6.265       4.644       4.077       3.795
Last Payment       8.519      11.186       9.436       6.769       5.519       4.603






                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                             BOND IM-2 A 2.5% CLASS

                            ***** TO 10% CALL ***** `

                                 BE YIELD TABLE

                                           PREPAYMENT SPEED
                  100PPC       75PPC       90PPC      125PPC      150PPC      175PPC
     PRICE

     99-24         7.234       7.243       7.238       7.225       7.217       7.212
     99-24+        7.230       7.241       7.234       7.220       7.213       7.207
     99-25         7.227       7.238       7.231       7.216       7.208       7.202
     99-25+        7.223       7.235       7.228       7.212       7.203       7.197
     99-26         7.219       7.232       7.225       7.208       7.199       7.192
     99-26+        7.216       7.229       7.221       7.204       7.194       7.187
     99-27         7.212       7.226       7.218       7.200       7.189       7.182
     99-27+        7.209       7.223       7.215       7.196       7.185       7.177

     99-28         7.205       7.221       7.211       7.191       7.180       7.172
     99-28+        7.202       7.218       7.208       7.187       7.175       7.167
     99-29         7.198       7.215       7.205       7.183       7.171       7.162
     99-29+        7.195       7.212       7.202       7.179       7.166       7.157
     99-30         7.191       7.209       7.198       7.175       7.161       7.152
     99-30+        7.188       7.206       7.195       7.171       7.157       7.147
     99-31         7.184       7.203       7.192       7.167       7.152       7.142
     99-31+        7.181       7.201       7.189       7.162       7.148       7.137

    100-00         7.177       7.198       7.185       7.158       7.143       7.132
    100-00+        7.174       7.195       7.182       7.154       7.138       7.127
    100-01         7.170       7.192       7.179       7.150       7.134       7.122
    100-01+        7.167       7.189       7.176       7.146       7.129       7.117
    100-02         7.163       7.186       7.172       7.142       7.124       7.112
    100-02+        7.160       7.184       7.169       7.138       7.120       7.107
    100-03         7.156       7.181       7.166       7.134       7.115       7.102
    100-03+        7.153       7.178       7.163       7.129       7.110       7.097

    100-04         7.149       7.175       7.159       7.125       7.106       7.092
    100-04+        7.146       7.172       7.156       7.121       7.101       7.087
    100-05         7.142       7.169       7.153       7.117       7.097       7.082
    100-05+        7.139       7.167       7.150       7.113       7.092       7.077
    100-06         7.135       7.164       7.147       7.109       7.087       7.072
    100-06+        7.132       7.161       7.143       7.105       7.083       7.067
    100-07         7.128       7.158       7.140       7.101       7.078       7.062
    100-07+        7.125       7.155       7.137       7.096       7.073       7.057

First Payment      3.103       3.686       3.103       3.103       3.186       3.186
Average Life       5.660       7.453       6.265       4.619       4.009       3.654
Last Payment       8.519      11.186       9.436       6.769       5.519       4.603




                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                             BOND IB BBB 1.5% CLASS

                            ***** TO 10% CALL ***** `

                                 BE YIELD TABLE

                                           PREPAYMENT SPEED
                  100PPC       75PPC       90PPC      125PPC      150PPC      175PPC
     PRICE

     99-24         8.640       8.654       8.645       8.626       8.615       8.606
     99-24+        8.636       8.651       8.642       8.622       8.610       8.601
     99-25         8.632       8.648       8.638       8.617       8.605       8.595
     99-25+        8.628       8.645       8.635       8.613       8.600       8.590
     99-26         8.624       8.642       8.631       8.608       8.595       8.585
     99-26+        8.620       8.639       8.628       8.604       8.589       8.579
     99-27         8.617       8.636       8.624       8.599       8.584       8.574
     99-27+        8.613       8.632       8.621       8.595       8.579       8.568

     99-28         8.609       8.629       8.617       8.590       8.574       8.563
     99-28+        8.605       8.626       8.614       8.586       8.569       8.557
     99-29         8.601       8.623       8.610       8.581       8.564       8.552
     99-29+        8.598       8.620       8.607       8.577       8.559       8.546
     99-30         8.594       8.617       8.603       8.572       8.554       8.541
     99-30+        8.590       8.614       8.599       8.568       8.549       8.536
     99-31         8.586       8.611       8.596       8.563       8.544       8.530
     99-31+        8.582       8.608       8.592       8.559       8.539       8.525

    100-00         8.578       8.604       8.589       8.554       8.534       8.519
    100-00+        8.575       8.601       8.585       8.550       8.529       8.514
    100-01         8.571       8.598       8.582       8.545       8.524       8.508
    100-01+        8.567       8.595       8.578       8.541       8.519       8.503
    100-02         8.563       8.592       8.575       8.536       8.514       8.498
    100-02+        8.559       8.589       8.571       8.532       8.509       8.492
    100-03         8.556       8.586       8.568       8.527       8.504       8.487
    100-03+        8.552       8.583       8.564       8.523       8.499       8.481

    100-04         8.548       8.580       8.561       8.519       8.494       8.476
    100-04+        8.544       8.577       8.557       8.514       8.489       8.470
    100-05         8.540       8.573       8.554       8.510       8.484       8.465
    100-05+        8.536       8.570       8.550       8.505       8.479       8.460
    100-06         8.533       8.567       8.547       8.501       8.474       8.454
    100-06+        8.529       8.564       8.543       8.496       8.469       8.449
    100-07         8.525       8.561       8.539       8.492       8.464       8.443
    100-07+        8.521       8.558       8.536       8.487       8.459       8.438

First Payment      3.103       3.686       3.103       3.103       3.103       3.103
Average Life       5.352       7.060       5.928       4.362       3.773       3.432
Last Payment       8.519      11.186       9.436       6.769       5.519       4.603





                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                            BOND IIA-1 AAA 75% CLASS

                            ***** TO 10% CALL ***** `

                          DISCOUNT MARGIN ACT/360 TABLE

                                           PREPAYMENT SPEED
                  100PPC       75PPC       90PPC      125PPC      150PPC      175PPC
     PRICE

     99-24        61.810      59.207      60.710      64.922      68.881      74.060
     99-24+       61.196      58.756      60.165      64.113      67.824      72.678
     99-25        60.582      58.305      59.619      63.304      66.766      71.297
     99-25+       59.967      57.854      59.074      62.495      65.710      69.915
     99-26        59.353      57.403      58.529      61.686      64.653      68.535
     99-26+       58.740      56.952      57.984      60.877      63.597      67.154
     99-27        58.126      56.501      57.439      60.069      62.541      65.774
     99-27+       57.513      56.050      56.894      59.261      61.485      64.395

     99-28        56.899      55.600      56.350      58.453      60.430      63.016
     99-28+       56.286      55.149      55.806      57.646      59.375      61.637
     99-29        55.673      54.699      55.262      56.838      58.320      60.259
     99-29+       55.061      54.249      54.718      56.031      57.266      58.882
     99-30        54.448      53.799      54.174      55.225      56.212      57.504
     99-30+       53.836      53.349      53.630      54.418      55.159      56.128
     99-31        53.224      52.899      53.087      53.612      54.105      54.751
     99-31+       52.612      52.450      52.543      52.806      53.053      53.375

    100-00        52.000      52.000      52.000      52.000      52.000      52.000
    100-00+       51.388      51.551      51.457      51.194      50.948      50.625
    100-01        50.777      51.101      50.914      50.389      49.896      49.251
    100-01+       50.166      50.652      50.371      49.584      48.844      47.876
    100-02        49.555      50.203      49.829      48.779      47.793      46.503
    100-02+       48.944      49.754      49.286      47.975      46.742      45.130
    100-03        48.333      49.306      48.744      47.170      45.692      43.757
    100-03+       47.722      48.857      48.202      46.366      44.641      42.385

    100-04        47.112      48.409      47.660      45.563      43.592      41.013
    100-04+       46.502      47.960      47.118      44.759      42.542      39.641
    100-05        45.892      47.512      46.577      43.956      41.493      38.270
    100-05+       45.282      47.064      46.035      43.153      40.444      36.900
    100-06        44.673      46.616      45.494      42.350      39.395      35.530
    100-06+       44.063      46.168      44.953      41.547      38.347      34.160
    100-07        43.454      45.720      44.412      40.745      37.299      32.791
    100-07+       42.845      45.273      43.871      39.943      36.252      31.422

First Payment      0.103       0.103       0.103       0.103       0.103       0.103
Average Life       2.940       4.213       3.371       2.159       1.612       1.208
Last Payment       7.186       9.853       8.103       5.603       4.436       3.603









                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                              BOND IIA-2 NAS CLASS

                            ***** TO 10% CALL ***** `

                                 BE YIELD TABLE

                                           PREPAYMENT SPEED
                  100PPC       75PPC       90PPC      125PPC      150PPC      175PPC
     PRICE

     99-24         5.805       5.809       5.806       5.802       5.800       5.799
     99-24+        5.796       5.802       5.798       5.793       5.791       5.790
     99-25         5.788       5.794       5.790       5.784       5.782       5.781
     99-25+        5.780       5.786       5.782       5.775       5.773       5.772
     99-26         5.771       5.778       5.774       5.767       5.764       5.763
     99-26+        5.763       5.770       5.766       5.758       5.755       5.754
     99-27         5.755       5.763       5.758       5.749       5.746       5.745
     99-27+        5.746       5.755       5.749       5.741       5.737       5.736

     99-28         5.738       5.747       5.741       5.732       5.728       5.727
     99-28+        5.730       5.739       5.733       5.723       5.720       5.718
     99-29         5.722       5.731       5.725       5.715       5.711       5.709
     99-29+        5.713       5.724       5.717       5.706       5.702       5.700
     99-30         5.705       5.716       5.709       5.697       5.693       5.691
     99-30+        5.697       5.708       5.701       5.689       5.684       5.682
     99-31         5.688       5.700       5.693       5.680       5.675       5.673
     99-31+        5.680       5.693       5.684       5.671       5.666       5.664

    100-00         5.672       5.685       5.676       5.663       5.657       5.655
    100-00+        5.663       5.677       5.668       5.654       5.648       5.646
    100-01         5.655       5.669       5.660       5.645       5.640       5.637
    100-01+        5.647       5.662       5.652       5.637       5.631       5.628
    100-02         5.638       5.654       5.644       5.628       5.622       5.619
    100-02+        5.630       5.646       5.636       5.619       5.613       5.610
    100-03         5.622       5.638       5.628       5.611       5.604       5.601
    100-03+        5.614       5.630       5.620       5.602       5.595       5.592

    100-04         5.605       5.623       5.611       5.594       5.586       5.583
    100-04+        5.597       5.615       5.603       5.585       5.578       5.574
    100-05         5.589       5.607       5.595       5.576       5.569       5.565
    100-05+        5.580       5.599       5.587       5.568       5.560       5.556
    100-06         5.572       5.592       5.579       5.559       5.551       5.547
    100-06+        5.564       5.584       5.571       5.550       5.542       5.538
    100-07         5.556       5.576       5.563       5.542       5.533       5.530
    100-07+        5.547       5.568       5.555       5.533       5.524       5.521

First Payment      1.353       1.353       1.353       1.353       1.353       1.353
Average Life       2.047       2.197       2.098       1.955       1.904       1.882
Last Payment       3.269       3.436       3.269       3.186       3.103       3.103





                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

--------------------------------------------------------------------------------

     -  Chase 98-2
     -  Cut Off Date of Tape is  12/1/98
     -  Fixed-rate
     -     $163,221,768.56
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,059

Aggregate Unpaid Principal Balance:               $163,221,768.56
Aggregate Original Principal Balance:             $163,702,173.00

Weighted Average Gross Coupon:                             9.522%
Gross Coupon Range:                             6.500% -  14.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $79,272.35
Average Original Principal Balance:                    $79,505.67

Maximum Unpaid Principal Balance:                     $732,669.34
Minimum Unpaid Principal Balance:                       $9,968.46

Maximum Original Principal Balance:                   $735,000.00
Minimum Original Principal Balance:                    $10,075.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):     269.178
Stated Rem Term Range:                         111.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        319.621
Amortized Rem Term Range:                      110.995 -  360.051

Weighted Average Age (Original Term - Rem Term):            2.938
Age Range:                                       0.000 -   13.000

Weighted Average Original Term:                           272.116
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             73.272
Original LTV Range:                            12.882% -  95.000%
--------------------------------------------------------------------------------






                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                                GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 6.00% * Gross Coupon *=  6.50%          1           65,909.99          0.04
 6.50% * Gross Coupon *=  7.00%         15        1,493,308.21          0.91
 7.00% * Gross Coupon *=  7.50%         42        3,459,369.13          2.12
 7.50% * Gross Coupon *=  7.75%         58        4,601,666.49          2.82
 7.75% * Gross Coupon *=  8.00%         89        8,572,155.28          5.25
 8.00% * Gross Coupon *=  8.25%         83        7,953,694.50          4.87
 8.25% * Gross Coupon *=  8.50%        140       10,538,979.11          6.46
 8.50% * Gross Coupon *=  8.75%        170       13,416,339.95          8.22
 8.75% * Gross Coupon *=  9.00%        138       12,848,830.66          7.87
 9.00% * Gross Coupon *=  9.25%        135       12,395,377.77          7.59
 9.25% * Gross Coupon *=  9.50%        166       13,564,557.57          8.31
 9.50% * Gross Coupon *=  9.75%        216       16,224,515.75          9.94
 9.75% * Gross Coupon *= 10.00%        167       12,705,291.88          7.78
10.00% * Gross Coupon *= 10.25%        101        6,821,514.80          4.18
10.25% * Gross Coupon *= 10.50%        114        7,953,389.87          4.87
10.50% * Gross Coupon *= 10.75%         99        7,195,901.86          4.41
10.75% * Gross Coupon *= 11.00%         79        5,722,065.48          3.51
11.00% * Gross Coupon *= 11.25%         53        4,248,259.07          2.60
11.25% * Gross Coupon *= 11.50%         44        2,710,571.70          1.66
11.50% * Gross Coupon *= 11.75%         44        2,746,960.78          1.68
11.75% * Gross Coupon *= 12.00%         27        1,835,120.01          1.12
12.00% * Gross Coupon *= 12.25%         18        1,747,580.17          1.07
12.25% * Gross Coupon *= 12.50%         20        1,419,708.84          0.87
12.50% * Gross Coupon *= 12.75%         12        1,044,184.46          0.64
12.75% * Gross Coupon *= 13.00%          9          402,830.85          0.25
13.00% * Gross Coupon *= 13.25%          7          599,691.89          0.37
13.25% * Gross Coupon *= 13.50%          4          178,272.75          0.11
13.50% * Gross Coupon *= 13.75%          2           79,926.60          0.05
13.75% * Gross Coupon *= 14.00%          5          632,600.15          0.39
14.25% * Gross Coupon *= 14.50%          1           43,192.99          0.03
-------------------------------------------------------------------------------
Total..........                       2059   $  163,221,768.56        100.00%
===============================================================================
* = LESS THAN


                                ORIGINAL TERM


                                  Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

108 * Orig. Term *= 120       29       1,336,690.50           0.82%
168 * Orig. Term *= 180      809      63,584,193.42          38.96%
228 * Orig. Term *= 240      311      21,295,914.69          13.05%
288 * Orig. Term *= 300        5         386,080.29           0.24%
348 * Orig. Term *= 360      905      76,618,889.66          46.94%
-------------------------------------------------------------------
Total............        2,059       163,221,768.56         100.00%
===================================================================
* = LESS THAN



                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                       REMAINING MONTHS TO STATED MATURITY


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                         Number of      Unpaid             Aggregate
                         Mortgage       Principal          Principal
      Remaining Term       Loans        Balance             Balance

108 * Rem Term *= 120         29       1,336,690.50           0.82%
156 * Rem Term *= 168          2         154,995.26           0.09%
168 * Rem Term *= 180        807      63,429,198.16          38.86%
228 * Rem Term *= 240        311      21,295,914.69          13.05%
288 * Rem Term *= 300          5         386,080.29           0.24%
336 * Rem Term *= 348          2         317,738.74           0.19%
348 * Rem Term *= 360        903      76,301,150.92          46.75%
-------------------------------------------------------------------
Total............        2,059       163,221,768.56         100.00%
===================================================================
* = LESS THAN


                                   AGE OF LOAN

                                                         PercentAge of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         MortgAge     Principal            Principal
           Age             Loans       Balance              Balance

      Age  =   0             135      11,570,289.00           7.09%
  0 * Age *=  12           1,923     151,601,232.19          92.88%
 12 * Age *=  24               1          50,247.37           0.03%
-------------------------------------------------------------------
Total............        2,059       163,221,768.56         100.00%
===================================================================
* = LESS THAN


                             YEARS OF ORIGINATION


                                                          Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage       Principal        Principal
Origination                    Loans         Balance          Balance

   1997                            7           596,557.95       0.37
   1998                         2052       162,625,210.61      99.63
--------------------------------------------------------------------------
Total.................          2059   $   163,221,768.56     100.00%
==========================================================================





                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                          Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

10.00 * LTV *= 15.00               2           133,771.21       0.08
15.00 * LTV *= 20.00               6           125,046.17       0.08
20.00 * LTV *= 25.00              13           539,810.82       0.33
25.00 * LTV *= 30.00              17           504,030.18       0.31
30.00 * LTV *= 35.00              19           908,799.99       0.56
35.00 * LTV *= 40.00              34         1,613,108.34       0.99
40.00 * LTV *= 45.00              47         2,942,254.39       1.80
45.00 * LTV *= 50.00              61         3,944,626.41       2.42
50.00 * LTV *= 55.00              58         4,160,712.25       2.55
55.00 * LTV *= 60.00             162        12,087,858.02       7.41
60.00 * LTV *= 65.00             171        13,284,146.05       8.14
65.00 * LTV *= 70.00             205        16,388,225.77      10.04
70.00 * LTV *= 75.00             292        22,492,092.79      13.78
75.00 * LTV *= 80.00             553        47,360,019.01      29.02
80.00 * LTV *= 85.00             260        22,117,100.74      13.55
85.00 * LTV *= 90.00             154        13,931,692.65       8.54
90.00 * LTV *= 95.00               5           688,473.77       0.42
--------------------------------------------------------------------------
Total....................       2059      $    163,221,768.56 100.00%
==========================================================================
* = LESS THAN

                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                              Aggregate        Cut-Off Date
            Original             Number of     Unpaid            Aggregate
          Mortgage Loan          Mortgage     Principal          Principal
        Principal Balance          Loans       Balance            Balance

             Balance *=    25,000    112     2,308,774.98           1.41
    25,000 * Balance *=    50,000    552    21,492,405.21          13.17
    50,000 * Balance *=    75,000    612    37,869,583.47          23.20
    75,000 * Balance *=   100,000    325    27,934,256.76          17.11
   100,000 * Balance *=   150,000    268    32,072,487.03          19.65
   150,000 * Balance *=   175,000     60     9,654,000.45           5.91
   175,000 * Balance *=   200,000     41     7,720,781.20           4.73
   200,000 * Balance *=   250,000     54    12,094,846.75           7.41
   250,000 * Balance *=   300,000     19     5,249,618.49           3.22
   300,000 * Balance *=   350,000      6     1,937,526.08           1.19
   350,000 * Balance *=   400,000      1       369,031.98           0.23
   400,000 * Balance *=   450,000      3     1,256,984.54           0.77
   450,000 * Balance *=   500,000      4     1,899,839.04           1.16
   600,000 * Balance *=   750,000      2     1,361,632.58           0.83
--------------------------------------------------------------------------
Total...................            2059  $163,221,768.56         100.00%
==========================================================================
* = LESS THAN






                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                          CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 * Balance *=    10,000       1            9,968.46       0.01
    10,000 * Balance *=    15,000      14          182,433.41       0.11
    15,000 * Balance *=    20,000      27          498,885.76       0.31
    20,000 * Balance *=    25,000      70        1,617,487.35       0.99
    25,000 * Balance *=    30,000      87        2,451,939.20       1.50
    30,000 * Balance *=    35,000     104        3,397,841.63       2.08
    35,000 * Balance *=    40,000     113        4,264,720.44       2.61
    40,000 * Balance *=    45,000     107        4,627,966.86       2.84
    45,000 * Balance *=    50,000     141        6,749,937.08       4.14
    50,000 * Balance *=    55,000     135        7,096,342.19       4.35
    55,000 * Balance *=    60,000     143        8,255,894.00       5.06
    60,000 * Balance *=    65,000     121        7,633,671.74       4.68
    65,000 * Balance *=    70,000     122        8,263,988.43       5.06
    70,000 * Balance *=    75,000      93        6,769,330.67       4.15
    75,000 * Balance *=    80,000      89        6,910,838.45       4.23
    80,000 * Balance *=    85,000      72        5,942,613.46       3.64
    85,000 * Balance *=    90,000      69        6,080,457.90       3.73
    90,000 * Balance *=    95,000      47        4,348,044.23       2.66
    95,000 * Balance *=   100,000      46        4,502,659.16       2.76
   100,000 * Balance *=   105,000      38        3,914,149.57       2.40
   105,000 * Balance *=   110,000      55        5,907,505.87       3.62
   110,000 * Balance *=   115,000      26        2,923,342.52       1.79
   115,000 * Balance *=   120,000      41        4,841,741.14       2.97
   120,000 * Balance *=   125,000      20        2,462,250.87       1.51
   125,000 * Balance *=   130,000      18        2,292,163.50       1.40
   130,000 * Balance *=   135,000      29        3,843,239.24       2.35
   135,000 * Balance *=   140,000       8        1,103,901.46       0.68
   140,000 * Balance *=   145,000      18        2,569,725.87       1.57
   145,000 * Balance *=   150,000      16        2,364,414.22       1.45
   150,000 * Balance *=   200,000     100       17,224,834.42      10.55
   200,000 * Balance *=   250,000      54       12,094,846.75       7.41
   250,000 * Balance *=   300,000      19        5,249,618.49       3.22
   300,000 * Balance *=   350,000       6        1,937,526.08       1.19
   350,000 * Balance *=   400,000       1          369,031.98       0.23
   400,000 * Balance *=   450,000       3        1,256,984.54       0.77
   450,000 * Balance *=   500,000       4        1,899,839.04       1.16
   600,000 * Balance *=   650,000       1          628,963.24       0.39
   700,000 * Balance *=   750,000       1          732,669.34       0.45
--------------------------------------------------------------------------
Total....................            2059   $  163,221,768.56     100.00%
==========================================================================
* = LESS THAN

                              MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                   1665       132,542,667.74      81.20
Low-Rise Condo                    48         3,098,588.83       1.90
Manufactured Housing             132         7,156,343.67       4.38
Mixed Use                          9           746,911.90       0.46
PUD                               59         6,430,536.92       3.94
Townhouses                        16         1,030,722.74       0.63
High-Rise Condo                   10         1,353,293.54       0.83
Multi-Family                      41         4,935,702.02       3.02
2 unit                            79         5,927,001.20       3.63
--------------------------------------------------------------------------
Total...............            2059    $  163,221,768.56     100.00%
==========================================================================

                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arizona                   87               6,991,915.32         4.28
Arkansas                   7                 384,714.77         0.24
California                77              11,446,730.70         7.01
Colorado                  74               7,794,374.82         4.78
Connecticut               23               3,219,290.67         1.97
Delaware                   1                  24,679.24         0.02
Dist of Col                5                 378,182.70         0.23
Florida                  425              31,144,548.61        19.08
Georgia                  114               9,738,541.07         5.97
Idaho                     21               1,327,473.10         0.81
Illinois                  43               3,456,250.84         2.12
Indiana                  120               5,974,070.21         3.66
Iowa                       8                 379,148.98         0.23
Kansas                     2                  74,774.01         0.05
Kentucky                  40               2,356,435.23         1.44
Louisiana                 53               3,382,897.41         2.07
Maine                      2                 152,365.92         0.09
Maryland                  18               1,728,173.09         1.06
Massachusetts             14               1,274,374.33         0.78
Michigan                 101               6,392,823.29         3.92
Minnesota                 16               1,299,171.25         0.80
Mississippi               13                 899,172.36         0.55
Missouri                  22               1,582,293.92         0.97
Montana                    4                 433,472.51         0.27
Nebraska                   6                 457,469.46         0.28
Nevada                     7                 541,811.48         0.33
New Hampshire              6                 508,306.95         0.31
New Jersey                32               3,383,856.12         2.07
New Mexico                16               1,239,708.39         0.76
New York                 115              13,142,237.10         8.05
North Carolina            51               3,656,151.00         2.24
Ohio                      99               6,171,999.45         3.78
Oklahoma                  18                 835,480.73         0.51
Oregon                    34               3,633,300.55         2.23
Pennsylvania              49               3,193,787.88         1.96
Rhode Island               8                 836,372.39         0.51
South Carolina            29               1,824,327.91         1.12
South Dakota               5                 329,787.55         0.20
Tennessee                152               8,842,712.72         5.42
Texas                     38               2,816,454.51         1.73
Utah                      32               2,969,257.29         1.82
Vermont                    2                 244,554.72         0.15
Virginia                  22               1,956,521.76         1.20
Washington                27               3,503,373.57         2.15
West Virgina               6                 392,114.90         0.24
Wisconsin                 11                 543,633.74         0.33
Wyoming                    4                 362,674.04         0.22
--------------------------------------------------------------------------
Total...............    2059          $  163,221,768.56       100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                          Number of        Unpaid            Aggregate
                          Mortgage        Principal          Principal
                            Loans          Balance            Balance

Owner Occ.                   1792      147,090,111.67          90.12
Investor                      244       14,500,023.43           8.88
Second Home                    23        1,631,633.46           1.00
--------------------------------------------------------------------------
Total..................      2059   $  163,221,768.56         100.00%
==========================================================================

                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Full Documentation              1671   126,348,567.21          77.41
B/C 24month Bank Statmnt         135    16,218,606.72           9.94
No Asset Verification            197    15,712,723.72           9.63
Asset Verification                56     4,941,870.91           3.03
--------------------------------------------------------------------------
Total..................         2059  $163,221,768.56         100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Purchase                         331    26,088,717.00          15.98
Refinance/No ETO                 475    34,769,896.18          21.30
Refinance/ETO                   1253   102,363,155.38          62.71
--------------------------------------------------------------------------
Total..................         2059 $ 163,221,768.56         100.00%
==========================================================================


                                  LIEN SUMMARY


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                       2059             163,221,768.56       100.00
--------------------------------------------------------------------------
Total...............    2059        $    163,221,768.56      100.00%
==========================================================================



                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    Amortization               Loans       Balance            Balance

Fully Amortizing                1565   117,033,702.21          71.70
Partially Amortizing             494    46,188,066.35          28.30
--------------------------------------------------------------------------
Total..................         2059 $ 163,221,768.56         100.00%
==========================================================================


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                                SUMMARY BY LOAN GRADE


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

A0                       891              75,304,613.91        46.14
A-                       705              57,766,604.99        35.39
B                        243              17,199,898.05        10.54
B-                       100               6,393,237.36         3.92
C                         90               4,788,513.08         2.93
C-                        13                 588,102.20         0.36
D                         17               1,180,798.97         0.72
--------------------------------------------------------------------------
Total...............    2059            $163,221,768.56       100.00%
==========================================================================



                                SUMMARY BY LOAN TYPE


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                             Number of            Unpaid          Aggregate
                             Mortgage            Principal        Principal
                               Loans              Balance          Balance

15/30 BALLOON                    494             46,188,066.35      28.30
10 Yr Fixed                       29              1,336,690.50       0.82
15 Yr Fixed                      315             17,396,127.07      10.66
20 Yr Fixed                      311             21,295,914.69      13.05
25 Yr Fixed                        5                386,080.29       0.24
30 Yr Fixed                      905             76,618,889.66      46.94
--------------------------------------------------------------------------
Total...............            2059           $163,221,768.56     100.00%
==========================================================================



                                PREPAYMENT PENALTY CODE


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

     No                  483              37,647,327.34        23.07
     Yes                1576             125,574,441.22        76.93
--------------------------------------------------------------------------
Total...............    2059            $163,221,768.56       100.00%
==========================================================================




          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

--------------------------------------------------------------------------------

     -  Chase 98-2
     -  Cut Off Date of Tape is  12/1/98
     -  ARM
     -       $324,727,357.58
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,695

Aggregate Unpaid Principal Balance:               $324,727,357.58
Aggregate Original Principal Balance:             $325,350,215.00
--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                           9.536%
Gross Coupon Range:                             6.200% -  13.500%

Weighted Average Margin (Gross):                           5.779%
Gross Margin Range:                             1.250% -   9.000%

Weighted Average Life Cap (Gross):                        16.479%
Gross Life Cap Range:                          12.200% -  20.500%

Weighted Average Life Floor (Gross):                       9.533%
Gross Life Floor Range:                         6.200% -  13.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                     $120,492.53
Average Original Principal Balance:                   $120,723.64

Maximum Unpaid Principal Balance:                     $999,424.66
Minimum Unpaid Principal Balance:                      $11,951.87

Maximum Original Principal Balance:                 $1,000,000.00
Minimum Original Principal Balance:                    $12,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         357.106
Stated Rem Term Range:                         236.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        356.681
Amortized Rem Term Range:                       39.106 -  360.014

Weighted Average Age (First Pay thru Paid Thru):            2.861
Age Range:                                       0.000 -   38.000

Weighted Average Original Term:                           359.967
Original Term Range:                           240.000 -  360.000

Weighted Average Original LTV:                             78.144
Original LTV Range:                            21.765% -  95.000%

Weighted Average Periodic Interest Cap:                    1.444%
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  23.892
Months to Interest Roll Range:                           1 -   60

Weighted Average Interest Roll Frequency:                   6.011
Interest Frequency Range:                                6 -   12
--------------------------------------------------------------------------------




          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 6.00% * Gross Coupon *=  6.50%          1          479,077.90          0.15
 6.50% * Gross Coupon *=  7.00%          9        1,097,563.44          0.34
 7.00% * Gross Coupon *=  7.50%         32        4,227,622.40          1.30
 7.50% * Gross Coupon *=  7.75%         41        5,650,915.13          1.74
 7.75% * Gross Coupon *=  8.00%         84       14,997,326.27          4.62
 8.00% * Gross Coupon *=  8.25%         89       12,896,676.26          3.97
 8.25% * Gross Coupon *=  8.50%        133       17,774,647.10          5.47
 8.50% * Gross Coupon *=  8.75%        173       25,061,650.76          7.72
 8.75% * Gross Coupon *=  9.00%        209       28,198,941.78          8.68
 9.00% * Gross Coupon *=  9.25%        203       26,184,887.41          8.06
 9.25% * Gross Coupon *=  9.50%        268       30,916,840.46          9.52
 9.50% * Gross Coupon *=  9.75%        264       30,576,072.82          9.42
 9.75% * Gross Coupon *= 10.00%        276       33,247,569.34         10.24
10.00% * Gross Coupon *= 10.25%        170       18,365,168.78          5.66
10.25% * Gross Coupon *= 10.50%        190       19,966,544.52          6.15
10.50% * Gross Coupon *= 10.75%        184       19,571,769.92          6.03
10.75% * Gross Coupon *= 11.00%        120       11,713,091.06          3.61
11.00% * Gross Coupon *= 11.25%         77        8,022,883.47          2.47
11.25% * Gross Coupon *= 11.50%         56        4,862,379.27          1.50
11.50% * Gross Coupon *= 11.75%         41        4,056,258.84          1.25
11.75% * Gross Coupon *= 12.00%         27        2,530,735.81          0.78
12.00% * Gross Coupon *= 12.25%         26        2,136,123.74          0.66
12.25% * Gross Coupon *= 12.50%          8          604,079.33          0.19
12.50% * Gross Coupon *= 12.75%          5          740,222.70          0.23
12.75% * Gross Coupon *= 13.00%          5          417,180.43          0.13
13.00% * Gross Coupon *= 13.25%          1           30,874.01          0.01
13.25% * Gross Coupon *= 13.50%          3          400,254.63          0.12
-------------------------------------------------------------------------------
Total..........                       2695     $324,727,357.58        100.00%
===============================================================================

-------------
* = Less than.

                                ORIGINAL TERM


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

228 * Orig. Term *= 240        2          88,465.51           0.03%
348 * Orig. Term *= 360    2,693     324,638,892.07          99.97%
-------------------------------------------------------------------
Total............        2,695       324,727,357.58         100.00%
===================================================================

-------------
* = Less than.


                       REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

228 * Rem Term *= 240          2          88,465.51           0.03%
312 * Rem Term *= 324          1          72,309.35           0.02%
336 * Rem Term *= 348         11       1,492,362.86           0.46%
348 * Rem Term *= 360      2,681     323,074,219.86          99.49%
-------------------------------------------------------------------
Total............        2,695       324,727,357.58         100.00%
===================================================================

-------------
* = Less than.

          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                                   AGE OF LOAN


                                                         PercentAge of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         MortgAge     Principal            Principal
           Age             Loans       Balance              Balance

      Age  =   0             164      18,433,814.00           5.68%
  0 * Age *=  12           2,520     304,803,475.22          93.86%
 12 * Age *=  24              10       1,417,759.01           0.44%
 36 * Age *=  48               1          72,309.35           0.02%
-------------------------------------------------------------------
Total............        2,695       324,727,357.58         100.00%
===================================================================

-------------
* = Less than.



                             YEARS OF ORIGINATION


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage       Principal        Principal
Origination                    Loans         Balance          Balance

   1995                            1            72,309.35       0.02
   1997                           12         1,544,177.79       0.48
   1998                         2682       323,110,870.44      99.50
--------------------------------------------------------------------------
Total.................          2695      $324,727,357.58     100.00%
==========================================================================




                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

20.00 * LTV *= 25.00               3            69,412.25       0.02
25.00 * LTV *= 30.00               8           388,058.65       0.12
30.00 * LTV *= 35.00              13           669,448.98       0.21
35.00 * LTV *= 40.00              16         1,439,299.14       0.44
40.00 * LTV *= 45.00              21         2,202,074.33       0.68
45.00 * LTV *= 50.00              35         3,991,879.84       1.23
50.00 * LTV *= 55.00              48         4,604,132.43       1.42
55.00 * LTV *= 60.00              74        10,841,845.39       3.34
60.00 * LTV *= 65.00             118        12,501,720.28       3.85
65.00 * LTV *= 70.00             240        31,229,213.75       9.62
70.00 * LTV *= 75.00             343        38,245,810.62      11.78
75.00 * LTV *= 80.00             779        98,250,020.49      30.26
80.00 * LTV *= 85.00             515        61,127,972.77      18.82
85.00 * LTV *= 90.00             459        56,702,640.68      17.46
90.00 * LTV *= 95.00              23         2,463,827.98       0.76
--------------------------------------------------------------------------
Total....................       2695      $324,727,357.58     100.00%
==========================================================================

-------------
* = Less than.


          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                           LOAN SUMMARY STRATIFIED BY
                                  GROSS MARGIN


                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
            Margin                  Loans       Balance       Balance

 1.000 * Gross Margin *=  2.00          1        34,177.53      0.01
 3.000 * Gross Margin *=  4.00         83    10,582,443.63      3.26
 4.000 * Gross Margin *=  5.00        523    71,315,930.11     21.96
 5.000 * Gross Margin *=  6.00       1078   126,547,554.71     38.97
 6.000 * Gross Margin *=  7.00        836    96,287,062.56     29.65
 7.000 * Gross Margin *=  8.00        164    18,730,950.00      5.77
 8.000 * Gross Margin *=  9.00         10     1,229,239.04      0.38
--------------------------------------------------------------------------
Total.................               2695  $324,727,357.58    100.00%
==========================================================================

-------------
* = Less than.



                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP


                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
           Gross                  Mortgage     Principal          Principal
          Life Cap                  Loans       Balance            Balance

12.000 * LIFE CAP *= 12.500             1       479,077.90           0.15
12.500 * LIFE CAP *= 13.000             4       572,903.58           0.18
13.000 * LIFE CAP *= 13.500             8     1,149,845.43           0.35
13.500 * LIFE CAP *= 14.000            21     3,021,895.18           0.93
14.000 * LIFE CAP *= 14.500            48     7,260,700.17           2.24
14.500 * LIFE CAP *= 15.000           126    21,179,080.20           6.52
15.000 * LIFE CAP *= 15.500           213    28,372,570.29           8.74
15.500 * LIFE CAP *= 16.000           378    52,113,793.55          16.05
16.000 * LIFE CAP *= 16.500           462    55,551,701.30          17.11
16.500 * LIFE CAP *= 17.000           535    63,394,687.54          19.52
17.000 * LIFE CAP *= 17.500           356    38,250,532.59          11.78
17.500 * LIFE CAP *= 18.000           298    30,258,400.53           9.32
18.000 * LIFE CAP *= 18.500           133    12,871,115.83           3.96
18.500 * LIFE CAP *= 19.000            66     6,161,134.59           1.90
19.000 * LIFE CAP *= 19.500            32     2,501,387.13           0.77
19.500 * LIFE CAP *= 20.000            10     1,157,403.13           0.36
20.000 * LIFE CAP *= 20.500             4       431,128.64           0.13
--------------------------------------------------------------------------
Total.................               2695  $324,727,357.58         100.00%
==========================================================================

-------------
* = Less than.



          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR


                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
          Life Floor                Loans       Balance       Balance

 6.000 * Life Floor *=  6.500           1       479,077.90      0.15
 6.500 * Life Floor *=  7.000           9     1,097,563.44      0.34
 7.000 * Life Floor *=  7.500          33     4,325,305.61      1.33
 7.500 * Life Floor *=  8.000         125    20,648,241.40      6.36
 8.000 * Life Floor *=  8.500         221    30,573,640.15      9.42
 8.500 * Life Floor *=  9.000         382    53,260,592.54     16.40
 9.000 * Life Floor *=  9.500         471    57,101,727.87     17.58
 9.500 * Life Floor *= 10.000         542    64,001,036.51     19.71
10.000 * Life Floor *= 10.500         361    38,448,746.97     11.84
10.500 * Life Floor *= 11.000         303    31,433,449.45      9.68
11.000 * Life Floor *= 11.500         133    12,904,158.25      3.97
11.500 * Life Floor *= 12.000          67     6,261,011.83      1.93
12.000 * Life Floor *= 12.500          33     2,604,273.89      0.80
12.500 * Life Floor *= 13.000          10     1,157,403.13      0.36
13.000 * Life Floor *= 13.500           4       431,128.64      0.13
--------------------------------------------------------------------------
Total.................               2695  $324,727,357.58    100.00%
==========================================================================

-------------
* = Less than.


                           LOAN SUMMARY STRATIFIED BY
                                  PERIODIC CAP


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance

  1.000                     267         36,978,643.18          11.39
  1.500                    2425        287,136,540.03          88.42
  2.000                       3            612,174.37           0.19
--------------------------------------------------------------------------
Total.................     2695       $324,727,357.58         100.00%
==========================================================================




                          Initial Interest Cap Summary


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

 1.000                   104              16,438,519.64         5.06
 2.000                   159              20,137,542.40         6.20
 3.000                  2432             288,151,295.54        88.74
--------------------------------------------------------------------------
Total...............    2695            $324,727,357.58       100.00%
==========================================================================



          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                             NEXT INTEREST ROLLDATE

                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   01/01/99              6      $1,295,654.37            00.40
   02/01/99             22      $3,012,765.14            00.93
   03/01/99             21      $3,207,911.86            00.99
   04/01/99             26      $3,328,164.70            01.02
   05/01/99             21      $4,271,739.60            01.32
   06/01/99             22      $3,542,594.97            01.09
   07/01/99              7        $731,684.39            00.23
   08/01/99             33      $3,592,279.41            01.11
   09/01/99             31      $4,269,146.12            01.31
   10/01/99             35      $4,491,130.96            01.38
   11/01/99             36      $4,570,012.53            01.41
   12/01/99             12      $1,293,428.85            00.40
   01/01/00              1         $51,814.93            00.02
   02/01/00              1         $33,451.56            00.01
   03/01/00              3        $283,892.53            00.09
   04/01/00             12      $1,446,460.99            00.45
   05/01/00             26      $2,843,960.91            00.88
   06/01/00             50      $5,587,668.30            01.72
   07/01/00             84     $11,584,728.53            03.57
   08/01/00            312     $37,035,295.14            11.41
   09/01/00            340     $42,081,171.72            12.96
   10/01/00            322     $39,695,145.64            12.22
   11/01/00            304     $38,678,667.44            11.91
   12/01/00            102     $11,707,794.00            03.61
   03/01/01              3        $194,496.89            00.06
   04/01/01              7        $776,091.77            00.24
   05/01/01             17      $1,633,391.36            00.50
   06/01/01             39      $4,028,095.53            01.24
   07/01/01             67      $8,568,111.64            02.64
   08/01/01            144     $16,168,426.98            04.98
   09/01/01            147     $17,202,519.90            05.30
   10/01/01            129     $13,796,449.64            04.25
   11/01/01            168     $18,578,659.66            05.72
   12/01/01             44      $4,219,175.00            01.30
   03/01/03              2        $133,173.45            00.04
   04/01/03              2        $142,300.49            00.04
   05/01/03              2        $244,520.25            00.08
   06/01/03              3        $660,117.37            00.20
   07/01/03              6      $1,067,520.21            00.33
   08/01/03             23      $2,779,066.74            00.86
   09/01/03             23      $2,088,332.54            00.64
   10/01/03             20      $1,964,054.35            00.60
   11/01/03             16      $1,429,269.22            00.44
   12/01/03              4        $417,020.00            00.13
--------------------------------------------------------------------------
Total........        2695     $324,727,357.58         100.00%
==========================================================================



          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                                  Percentage of
                                                   Aggregate      Cut-Off Date
            Original                Number of       Unpaid          Aggregate
          Mortgage Loan             Mortgage       Principal        Principal
        Principal Balance           Loans           Balance          Balance

    10,000 * Balance *=    15,000       6           81,840.72       0.03
    15,000 * Balance *=    20,000      13          228,664.18       0.07
    20,000 * Balance *=    25,000      15          347,285.12       0.11
    25,000 * Balance *=    30,000      35          988,766.28       0.30
    30,000 * Balance *=    35,000      44        1,432,921.76       0.44
    35,000 * Balance *=    40,000      75        2,887,013.28       0.89
    40,000 * Balance *=    45,000      76        3,250,167.42       1.00
    45,000 * Balance *=    50,000      84        3,998,934.74       1.23
    50,000 * Balance *=    55,000     105        5,526,143.78       1.70
    55,000 * Balance *=    60,000     124        7,092,229.69       2.18
    60,000 * Balance *=    65,000      97        6,060,339.64       1.87
    65,000 * Balance *=    70,000      98        6,606,963.09       2.03
    70,000 * Balance *=    75,000     105        7,624,868.80       2.35
    75,000 * Balance *=    80,000     119        9,246,023.05       2.85
    80,000 * Balance *=    85,000     102        8,461,082.06       2.61
    85,000 * Balance *=    90,000      97        8,511,244.62       2.62
    90,000 * Balance *=    95,000      72        6,670,112.16       2.05
    95,000 * Balance *=   100,000     107       10,485,534.60       3.23
   100,000 * Balance *=   105,000     109       11,202,090.29       3.45
   105,000 * Balance *=   110,000      69        7,417,260.17       2.28
   110,000 * Balance *=   115,000      87        9,745,462.65       3.00
   115,000 * Balance *=   120,000      91       10,718,027.57       3.30
   120,000 * Balance *=   125,000      72        8,820,651.01       2.72
   125,000 * Balance *=   130,000      62        7,904,500.08       2.43
   130,000 * Balance *=   135,000      61        8,075,439.70       2.49
   135,000 * Balance *=   140,000      62        8,521,527.24       2.62
   140,000 * Balance *=   145,000      50        7,139,404.15       2.20
   145,000 * Balance *=   150,000      54        7,983,750.87       2.46
   150,000 * Balance *=   200,000     289       49,798,576.38      15.34
   200,000 * Balance *=   250,000     149       33,230,837.28      10.23
   250,000 * Balance *=   300,000      55       15,040,261.62       4.63
   300,000 * Balance *=   350,000      33       10,883,587.16       3.35
   350,000 * Balance *=   400,000      23        8,605,717.03       2.65
   400,000 * Balance *=   450,000      12        5,206,195.17       1.60
   450,000 * Balance *=   500,000      27       13,002,694.82       4.00
   500,000 * Balance *=   550,000       3        1,577,838.05       0.49
   550,000 * Balance *=   600,000       3        1,727,215.76       0.53
   600,000 * Balance *=   650,000       1          623,864.99       0.19
   650,000 * Balance *=   700,000       2        1,346,149.65       0.41
   750,000 * Balance                    7        6,656,170.95       2.05
--------------------------------------------------------------------------
Total....................            2695     $324,727,357.58     100.00%
==========================================================================

-------------
* = Less than.




          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                                 Percentage of
                                                  Aggregate       Cut-Off Date
             Current                Number of       Unpaid         Aggregate
          Mortgage Loan             Mortgage       Principal       Principal
        Principal Balance             Loans         Balance         Balance

    10,000 * Balance *=    15,000       6           81,840.72       0.03
    15,000 * Balance *=    20,000      15          265,582.45       0.08
    20,000 * Balance *=    25,000      14          328,977.89       0.10
    25,000 * Balance *=    30,000      35          988,766.28       0.30
    30,000 * Balance *=    35,000      44        1,432,921.76       0.44
    35,000 * Balance *=    40,000      76        2,926,996.38       0.90
    40,000 * Balance *=    45,000      75        3,210,184.32       0.99
    45,000 * Balance *=    50,000      84        3,998,934.74       1.23
    50,000 * Balance *=    55,000     105        5,526,143.78       1.70
    55,000 * Balance *=    60,000     123        7,073,618.65       2.18
    60,000 * Balance *=    65,000      99        6,188,980.77       1.91
    65,000 * Balance *=    70,000      96        6,478,321.96       2.00
    70,000 * Balance *=    75,000     107        7,771,942.64       2.39
    75,000 * Balance *=    80,000     118        9,171,061.86       2.82
    80,000 * Balance *=    85,000     102        8,461,082.06       2.61
    85,000 * Balance *=    90,000      97        8,529,052.58       2.63
    90,000 * Balance *=    95,000      72        6,675,169.46       2.06
    95,000 * Balance *=   100,000     106       10,390,556.69       3.20
   100,000 * Balance *=   105,000     110       11,306,989.43       3.48
   105,000 * Balance *=   110,000      71        7,641,522.65       2.35
   110,000 * Balance *=   115,000      87        9,761,246.22       3.01
   115,000 * Balance *=   120,000      89       10,492,989.07       3.23
   120,000 * Balance *=   125,000      71        8,700,744.32       2.68
   125,000 * Balance *=   130,000      64        8,164,057.01       2.51
   130,000 * Balance *=   135,000      59        7,815,882.77       2.41
   135,000 * Balance *=   140,000      63        8,660,161.52       2.67
   140,000 * Balance *=   145,000      49        7,000,769.87       2.16
   145,000 * Balance *=   150,000      54        7,983,750.87       2.46
   150,000 * Balance *=   200,000     290       49,959,197.88      15.38
   200,000 * Balance *=   250,000     148       33,070,215.78      10.18
   250,000 * Balance *=   300,000      55       15,040,261.62       4.63
   300,000 * Balance *=   350,000      33       10,883,587.16       3.35
   350,000 * Balance *=   400,000      23        8,605,717.03       2.65
   400,000 * Balance *=   450,000      12        5,206,195.17       1.60
   450,000 * Balance *=   500,000      27       13,002,694.82       4.00
   500,000 * Balance *=   550,000       3        1,577,838.05       0.49
   550,000 * Balance *=   600,000       3        1,727,215.76       0.53
   600,000 * Balance *=   650,000       1          623,864.99       0.19
   650,000 * Balance *=   700,000       2        1,346,149.65       0.41
   750,000 * Balance                    7        6,656,170.95       2.05
--------------------------------------------------------------------------
Total....................            2695    $ 324,727,357.58     100.00%
==========================================================================

-------------
* = Less than.


                              MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                   2213       265,956,264.55      81.90
Low-Rise Condo                    80         7,392,595.77       2.28
Manufactured Housing               1            66,865.40       0.02
PUD                              166        25,947,629.25       7.99
Townhouses                         8           748,097.28       0.23
High-Rise Condo                    9         1,219,116.67       0.38
PUD Detached                       1           213,080.69       0.07
Multi-Family                      72         9,500,296.90       2.93
2 unit                           145        13,683,411.07       4.21
--------------------------------------------------------------------------
Total...............            2695     $ 324,727,357.58     100.00%
==========================================================================

          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arizona                   61               5,786,953.65         1.78
Arkansas                   6                 733,564.64         0.23
California               171              33,886,994.12        10.44
Colorado                 149              19,199,493.27         5.91
Connecticut               69              10,305,562.56         3.17
Dist of Col                7                 836,545.36         0.26
Florida                  263              29,996,985.41         9.24
Georgia                   88              11,602,697.64         3.57
Idaho                     25               2,493,821.34         0.77
Illinois                  85              10,731,832.14         3.30
Indiana                   64               3,888,221.91         1.20
Iowa                       2                 108,406.12         0.03
Kansas                     5                 295,639.73         0.09
Kentucky                  53               5,046,472.22         1.55
Louisiana                 25               3,368,164.42         1.04
Maine                      6                 561,838.06         0.17
Maryland                  55               8,630,676.10         2.66
Massachusetts             89              11,522,516.97         3.55
Michigan                 175              19,548,109.08         6.02
Minnesota                 57               6,082,651.84         1.87
Mississippi               22               1,848,748.66         0.57
Missouri                  56               5,804,900.19         1.79
Montana                    2                 257,599.03         0.08
Nebraska                   3                 362,900.17         0.11
Nevada                     8                 985,398.00         0.30
New Hampshire             18               1,764,239.98         0.54
New Jersey               115              16,684,340.85         5.14
New Mexico                26               2,345,781.32         0.72
New York                 116              17,527,385.98         5.40
North Carolina            58               7,326,790.61         2.26
North Dakota              10                 680,827.80         0.21
Ohio                     152              13,058,117.72         4.02
Oklahoma                  15               1,232,800.17         0.38
Oregon                    35               4,230,466.71         1.30
Pennsylvania              62               6,701,335.15         2.06
Rhode Island              24               2,465,726.42         0.76
South Carolina            18               1,726,911.71         0.53
South Dakota               1                 107,908.60         0.03
Tennessee                 67               6,774,749.23         2.09
Texas                     93              10,951,096.37         3.37
Utah                      95              12,798,698.96         3.94
Vermont                   18               1,887,749.13         0.58
Virginia                  43               5,352,769.84         1.65
Washington                48               7,412,223.58         2.28
West Virgina               7                 470,381.91         0.14
Wisconsin                126               9,252,982.46         2.85
Wyoming                    2                  87,380.45         0.03
--------------------------------------------------------------------------
Total...............    2695          $  324,727,357.58       100.00%
==========================================================================





          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                          Number of        Unpaid            Aggregate
                          Mortgage        Principal          Principal
                            Loans          Balance            Balance

Owner Occ.                   2402      301,395,520.24          92.81
Investor                      266       21,199,267.56           6.53
Second Home                    27        2,132,569.78           0.66
--------------------------------------------------------------------------
Total..................      2695   $  324,727,357.58         100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Full Documentation              2062    233,683,336.68          71.96
B/C 24month Bank Statmnt         233     37,038,519.83          11.41
No Asset Verification            294     36,243,687.13          11.16
Asset Verification               106     17,761,813.94           5.47
--------------------------------------------------------------------------
Total..................         2695   $324,727,357.58         100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE


                                                             Percentage of
                                             Aggregate       Cut-Off Date
                             Number of        Unpaid           Aggregate
                             Mortgage        Principal         Principal
                               Loans          Balance           Balance

Purchase                        1154      141,488,360.35         43.57
Refinance/No ETO                 429       49,732,931.54         15.32
Refinance/ETO                   1112      133,506,065.69         41.11
--------------------------------------------------------------------------
Total..................         2695    $ 324,727,357.58        100.00%
==========================================================================



                       SUMMARY BY PREPAYMENT PENALTY CODE


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

     No                 1243             150,153,807.49        46.24
     Yes                1452             174,573,550.09        53.76
--------------------------------------------------------------------------
Total...............    2695            $324,727,357.58       100.00%
==========================================================================


          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY PSI AND NOT BY CHASE FUNDING OR ANY OF ITS AFFILIATES. PSI IS NOT ACTING AS CHASE FUNDING'S AGENT.

                                    LOAN TYPE

                                                              Percentage of
                                               Aggregate      Cut-Off Date
                             Number of          Unpaid          Aggregate
                             Mortgage          Principal        Principal
                               Loans            Balance          Balance

1 Yr ARM, 30 Yr Amort              1               72,309.35       0.02
1/6 Libor, 30 Yr Amort           158           20,065,233.05       6.18
2/6 Libor, 30 Yr Amort          1566          192,060,502.55      59.15
3/6 Libor, 30 Yr Amort           765           85,165,418.37      26.23
5/1 Yr ARM, 30 Yr Amort            2              539,865.02       0.17
5/6 Libor, 30 Yr Amort            99           10,385,509.60       3.20
6 Mo Libor ARM                   104           16,438,519.64       5.06
--------------------------------------------------------------------------
Total...............           2695          $324,727,357.58     100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                                      INDEX


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                               Number of          Unpaid          Aggregate
                               Mortgage          Principal        Principal
                                 Loans            Balance          Balance

1 Yr. CMT                            3            612,174.37         0.19
6 Mo. LIBOR                       2692        324,115,183.21        99.81
--------------------------------------------------------------------------
Total..................           2695      $ 324,727,357.58       100.00%
==========================================================================



                                 LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                       2695             324,727,357.58       100.00
--------------------------------------------------------------------------
Total...............    2695            $324,727,357.58       100.00%
==========================================================================

                              SUMMARY BY LOAN GRADE



                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

A0                       889             114,966,030.78        35.40
A-                       985             128,524,420.79        39.58
B                        419              44,892,216.94        13.82
B-                       154              14,209,679.46         4.38
C                        181              16,639,098.55         5.12
C-                        36               3,441,560.74         1.06
D                         31               2,054,350.32         0.63
--------------------------------------------------------------------------
Total...............    2695            $324,727,357.58       100.00%
==========================================================================

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